UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2016

OUTERWALL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 29, 2016, Outerwall Inc. (“Outerwall”) announced that it expresses no opinion and remains neutral toward the offers by Aspen Merger Sub, Inc. (“Outerwall Merger Sub”), an affiliate of certain funds managed by affiliates of Apollo Global Management, LLC (together with its consolidated subsidiaries, “Apollo”), on August 25, 2016 to purchase for cash any and all of Outerwall’s outstanding 6.000% Senior Notes due 2019 (the “2019 Notes”) and 5.875% Senior Notes due 2021 (the “2021 Notes”). The tender offers for the 2019 Notes and the 2021 Notes are being conducted in connection with the previously announced proposed acquisition of Outerwall by Apollo.

Outerwall believes that each noteholder should make its own decision as to whether to tender on an individual rather than a collective basis, based on that noteholder’s particular circumstances. Outerwall further believes that the determination whether to tender is a financial decision to be made by each noteholder, in consultation with the noteholder’s financial and other advisors, based on the terms of the offers being made, and the consideration amounts being offered, by Outerwall Merger Sub. For these reasons, Outerwall believes that it is not appropriate for it to make a recommendation to noteholders regarding the tender of the 2019 Notes or 2021 Notes and expresses no opinion as to the course of action that noteholders should take in connection with such tender offers and remains neutral toward such tender offers.

The above does not in any way withdraw, modify or amend, and the Outerwall Board of Directors expressly reaffirms, its recommendation set forth under Item 4 of the Solicitation/Recommendation Statement on Schedule 14D-9 initially filed by Outerwall on August 5, 2016, under the heading “Recommendation of the Board,” recommending that holders of Outerwall’s common stock, par value $0.001 per share (the “Common Stock”), accept the offer for the Common Stock by Outerwall Merger Sub and tender their shares of Common Stock in such offer.

The announcements contained in this press release were made pursuant to Rule 14e-2 under the Securities Exchange Act of 1934, as amended.

About Outerwall

Outerwall Inc. (Nasdaq: OUTR) has more than 20 years of experience creating some of the most profitable spaces for their retail partners. The company delivers breakthrough kiosk experiences that delight consumers and generate revenue for retailers. As the company that brought consumers Redbox® entertainment, Coinstar® money services, and ecoATM® electronics recycling kiosks, Outerwall is leading the next generation of automated retail and paving the way for inventive, scalable businesses. Outerwall™ kiosks are in neighborhood grocery stores, drug stores, mass merchants, malls, and other retail locations in the United States, Canada, Puerto Rico, the United Kingdom, and Ireland. Learn more at www.outerwall.com.

Forward-Looking Statements

This communication contains forward-looking statements in addition to historical and other information. Outerwall uses words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “looking forward,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will” and “would,” or any variations of these words, or other words with similar meanings to or that otherwise, identify forward-looking statements. All statements that address activities, events, performance or developments that Outerwall intends, expects or believes may occur in the future are forward-looking statements. Forward-looking statements may relate to such matters as the acquisition of Outerwall by Apollo and the completion of the related transactions, including the tender offers for the 2019 Notes and the 2021 Notes and their completion, as well as Outerwall’s industry, business strategy, goals, projections and expectations concerning Outerwall’s market positions, future operations, future performance, results or condition, margins, profitability, capital expenditures, liquidity and capital resources, interest rates and other financial and operating information and the outcome of contingencies such as legal and administrative proceedings. The following are some of the factors and uncertainties that could cause actual future results, performance, condition and events to differ, including materially, from those expressed in any forward-looking statements: (1) uncertainties as to the timing of the proposed transactions relating to the acquisition of Outerwall by Apollo; (2) the risk that the proposed transactions, including the tender offers for the 2019 Notes and the 2021 Notes, and the Common Stock tender offer and related mergers, may not be completed in a timely manner or at all; (3) uncertainties as to the percentage of Outerwall’s stockholders that will support the proposed transactions and tender their shares in the Common Stock tender offer; (4) the possibility that competing offers or acquisition proposals for Outerwall will be made; (5) the possibility that any or all of the various conditions to the consummation of the proposed transactions, including the tender offers, may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger (such as the occurrence of a material adverse effect), including in circumstances that would require Outerwall to pay a termination fee or other expenses; (7) risks regarding the failure to obtain the necessary financing to complete the proposed transactions; (8) risks related to the equity and debt financing and related guarantee arrangements entered into in connection with the proposed transactions; (9) the effect of the announcement or pendency of the proposed transactions on Outerwall’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, retailers, suppliers and others with whom it does business, and its operating results and business generally; (10) risks related to diverting management’s attention from Outerwall’s ongoing business operations; (11) the risk that stockholder litigation in connection with the proposed transactions may result in significant costs of defense, indemnification and liability; (12) effects of changes in the general business, political and economic climates; and (13) other factors as set forth from time to time in Outerwall’s filings with the SEC, including its Form 10-K for the fiscal year ended December 31, 2015, subsequent Form 10-Q filings, and other SEC filings. These forward-looking statements reflect Outerwall’s expectations as of the date of this communication. Factors or events that could affect the proposed transactions or cause actual events, results or performance to differ, including materially, may emerge from time to time, and it is not possible for Outerwall to predict all of them. Accordingly, no assurances can be given as to, among other things, whether the proposed transactions will be completed or if any of the other events anticipated by the forward-looking statements will occur or what impact they will have. Any forward-looking statements made by Outerwall in this communication speak only as of the date hereof. Outerwall undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

Additional Information and Where to Find It

This communication is not an offer to buy nor a solicitation to sell any securities of Outerwall.

The note tender offers are being made only pursuant to the applicable offering documents and include the related risks described therein. The applicable offering documents for the note tender offers are expected to be distributed to all holders of the 2019 Notes and the 2021 Notes, as applicable, by Outerwall Merger Sub and Apollo.

The solicitation and the offer to buy shares of Common Stock has been made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Aspen Parent, Inc. and Outerwall Merger Sub have filed with the SEC (as amended and supplemented from time to time). In addition, Outerwall has filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Common Stock tender offer (as amended and supplemented from time to time). Outerwall and Aspen Parent, Inc. and Outerwall Merger Sub have mailed these documents to Outerwall’s stockholders. In addition, stockholders are able to obtain the Common Stock tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of Outerwall on Schedule 14D-9, and any amendments thereto, and related materials with respect to the Common Stock tender offer, free of charge at the SEC’s website at www.sec.gov. Stockholders may also obtain free copies of the Schedule TO and Schedule 14D-9, as each may be amended or supplemented from time to time, and other documents filed by the parties (when available) by visiting Outerwall’s Investor Relations website at ir.outerwall.com or by contacting Outerwall’s Investor Relations Department by phone at (425) 943-8242 or by e-mail at investor.relations@outerwall.com.

STOCKHOLDERS OF OUTERWALL ARE ADVISED TO READ THE SCHEDULE TO (INCLUDING THE OFFER TO PURCHASE, RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BEFORE MAKING ANY DECISION WITH RESPECT TO THE COMMON STOCK TENDER OFFER BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

Date: August 29, 2016	By:	/s/ Donald R. Rench
Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary